Exhibit 99.1

Mobix Labs Announces Third Quarter 2024 Financial Results

Revenue up 80% sequentially and Gross Margin expansion

Acquisition strategy successfully expanding end markets and diversifying offerings

Increasing Customer Demand

IRVINE, Calif.– August 21, 2024 – Mobix Labs, Inc. (Nasdaq: MOBX) (“Mobix Labs”, “Mobix” or the “Company”), a leader in advanced connectivity solutions, today announced financial results for its fiscal third quarter ended June 30, 2024.

“We are pleased with the June quarter’s results, closing the acquisition of RaGE Systems and our growing pipeline of synergistic M&A opportunities for extending our tech portfolio and end markets,” said Fabian Battaglia, CEO of Mobix Labs. “Quickly increasing customer demand and exciting requests for proposals are expanding the pipeline and proving that customers with high-reliability needs want to do business with Mobix.”

“We were pleased with our sequential revenue growth of 80%, gross margin expansion and closing an additional private placement,” commented Keyvan Samini, President and CFO of Mobix Labs. “We are pursuing additional financing to fuel our acquisition strategy and to provide for working capital to fulfill our strong customer demand.”

Financial Highlights for Third Quarter of 2024

●	Revenue: Total revenue grew to $2.1 million in the third quarter of 2024, an 80% increase from $1.1 million in the second quarter of 2024.

●	Loss from Operations: GAAP loss from operations for the quarter was $9.3 million, compared to a loss of $8.6 million for the second quarter of 2024. On a non-GAAP basis, adjusted loss from operations for the quarter was $4.1 million compared to a loss of $4.1 million for the second quarter of 2024.

Recent Business Highlights

●	Completed the acquisition of RaGE Systems, a leader in radio frequency and mmWave design and manufacturing services. Another key milestone for growth and affirmation of Mobix Labs’ strong global acquisition strategy.

●	Announced the intent to acquire J-Mark Connectors Inc. This acquisition is expected to enhance Mobix Labs’ sales strategy and boost gross margins, particularly in the high-demand military, aerospace, and defense sectors. The addition of J-Mark’s expertise is expected to strengthen Mobix Labs’ position, elevate market presence, enhance customer access, and secure major accounts in the aerospace and defense industries.

●	Issued private placement of pre-funded warrants with gross proceeds of $4 million, before payment of fees and expenses.

●	Participated at the Leidos Supplier Innovation & Technology Symposium to highlight technologies designed and manufactured for various high-reliability markets, including wireless infrastructure, security transport, military, aerospace, and medical applications. Key technology showcased at the event was the Mobix Labs’ SMART Edge Device product line.

●	Introduced a new family of filtered D-sub connectors designed to eliminate unwanted electromagnetic interference (EMI) in defense, aerospace, medical, and commercial applications. These connectors feature robust construction and superior EMI filtering capabilities, ensuring optimal performance and reliability in the most demanding environments.

●	Launched latest EMI filtered connectors for defense and aerospace applications. These versatile connectors can be customized with planar arrays, ceramic Pi Tubes, or chip capacitors to meet demanding military specifications, ensuring optimal cost, quality and performance.

●	Announced a strategic partnership with TalkingHeads Wireless (THW) to develop a new generation of cost-effective, energy-efficient 5G base stations. THW’s 5G radio solution uses AI technology to optimize tower energy consumption, while Mobix Labs’ broad portfolio of products including ICs, antennas, and active optical cables and transceivers delivers significant advantages in performance, efficiency, cost and size for 5G base stations.

●	In collaboration with the U.S. defense sector, Mobix Labs was selected as a supplier of connectors to be used in the Navy’s Standard Missile-6 program and has completed its initial product delivery.

●	Mobix Labs electromagnetic filtering products received a BAE Systems ‘Partner 2 Win’ Gold Tier Award. Mobix Labs was selected from many suppliers that delivered exceptional performance and contributions to supply chain success for BAE Systems’ Electronic Systems sector in 2023.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP measures of financial performance, including:

●	Adjusted Gross Profit, which is defined as GAAP Gross Profit excluding amortization of acquisition-related intangible assets, inventory write-offs and stock-based compensation expense; and

●	Adjusted Loss from Operations, which is defined as GAAP Loss from Operations excluding depreciation, amortization of acquisition-related intangible assets, merger and acquisition-related expenses, inventory write-offs and stock-based compensation expense.

The Company’s management believes it is useful to consider these non-GAAP financial measures, together with the corresponding GAAP financial measures, as they provide more transparency into current business trends, exclusive of the effects of certain non-cash expenses, acquisition-related charges, and items that may not be present in comparative fiscal periods. Management believes that, when considered together with reported GAAP financial measures, these non-GAAP financial measures are useful to investors and management in understanding the Company’s ongoing operations and operating trends and in analyzing the Company’s underlying financial performance.

These non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or superior to, the comparable GAAP measures. These non-GAAP financial measures may be different from similarly titled measures used by other companies. In the future, Mobix may consider whether other items should also be excluded in calculating the non-GAAP financial measures it uses. Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure Mobix Labs’ financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and may help investors to understand better our operating results. Internally, management uses these non-GAAP financial measures in assessing the Company’s operating results and in planning and forecasting. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measure is contained in the financial tables to this press release.

Financial Outlook

Consolidated revenues are expected to fall within a range of $2.6 - $3.2 million in the fiscal fourth quarter of 2024.

Conference Call Information

Event:	Mobix Labs, Inc. Third Quarter 2024 Earnings Call
Date:	Wednesday, August 21, 2024
Time:	2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time
Webcast:	investors.mobixlabs.com
Dial-in number:	https://register.vevent.com/register/BI89bf294de932451980c72a782d621ccf

Shortly after the completion of the conference call, an archived version of the webcast will be available on the Company’s investor relations website at investors.mobixlabs.com.

About Mobix Labs, Inc.

At Mobix Labs, we’re committed to transforming connectivity by partnering closely with our customers to deliver advanced semiconductor and wireless systems solutions tailored to their needs. Based in Irvine, California, we specialize in four key areas; EMI Interconnect Solutions for secure aerospace and GPS systems, Active Optical Cables (AOC) for high-speed AI datacenter interconnects, 5G IC Solutions for mmWave communications, and Wireless Systems Solutions, including joint design and manufacturing services for RF technologies, serving customers in 5G, radar, and imaging sensors. Through deep collaboration and innovation, we’re shaping the future of connectivity. Visit mobixlabs.com and follow us on LinkedIn.

Mobix Labs, the logo, and SMART™ Edge Device are among the trademarks of Mobix Labs. Other trademarks are the property of their respective owners.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. All customer pipeline information constitutes forward-looking statements. Customer pipeline is not a proxy for backlog or an estimate of future revenue, nor should it be considered as any other measure or indicator of financial performance. Rather, Mobix Labs uses customer pipeline as a statistical metric to indicate the company’s current view of relative changes in future potential business across various end markets. Time horizons vary accordingly, based on product type and application. Actual business realized depends on ultimate customer selection, program share, strategic decisions based on expected revenue, margin and other factors discussed below under “Forward-Looking Information.”

Forward-looking Information

This press release and the related earnings call contain “forward-looking statements” regarding the intent, beliefs or current expectations of the Company for purposes of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Mobix Labs, Inc. and Mobix Labs, Inc.’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “poised” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation and discussion may include, for example, statements about (i) our expectations regarding customer demand and requests for proposals as well as our ability to expand our customer base and product offerings; (ii) our financial outlook, including expectations regarding revenue growth, adjusted gross margin and adjusted operating margin; (iii) our ability to secure additional financing and any strategic initiatives, specifically with respect to synergistic product acquisitions; (iv) our expectations regarding our intent to acquire J-Mark Connectors Inc. and any other possible acquisitions; (v) our expectations regarding future market conditions and the growth of the market, including our expectations regarding the serviceable addressable market; (vi) any future product enhancements or developments as well as customer reception of our products; (vii) our ability to secure additional orders, including in connection with the U.S. defense program; (viii) the impact of any strategic partnerships on our business. These forward-looking statements are based on information available as of the date of this presentation and discussion, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we undertake no obligations to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. In addition, these forward-looking statements and the information in this press release and the earnings call are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s Registration Statement on Form S-1 filed on August 12, 2024, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent SEC filings. All forward-looking statements in this press release are based on information available to us on the date hereof, and we assume no obligation to update such statements.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include (i) the risk that the price of our securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which we operate, variations in performance across competitors, changes in laws, regulations, technologies, the global supply chain, and macro-economic and social environments affecting our business; (ii) our ability to regain compliance and maintain our listing of securities on Nasdaq; (iii) the risks concerning our ability to continue as a going concern; (iv) the inability to meet future capital requirements and risks related to our ability to raise additional capital including potential dilution to our stockholders; (v) the risk that we are unable to successfully commercialize our products and solutions, or experience significant delays in doing so; (vi) the risk that we may not be able to generate income from operations in the foreseeable future; (vii) the risk that we experience difficulties in managing our growth and expanding operations; (viii) the risk that we may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits or capture synergies from past or future acquisitions or investments; (ix) the risk that we may be unable to successfully defend ourselves in ongoing litigation or that additional actions may be commenced against us; (x) the risk that our patent applications may not be approved or may take longer than expected, and we may incur substantial costs in enforcing and protecting our intellectual property; (xi) the risk of being an early stage company and that our limited operating history may make it difficult to evaluate our future prospects and the risks and challenges that we may encounter; (xii) the risk that we cannot predict whether we will maintain revenue growth; (xiii) the risk that the markets for our semiconductor products and solutions are highly competitive; (xiv) the risk that future sales of our Class A Common Stock may cause the market price of our Class A Common Stock to drop significantly, even if our business is doing well; and (xv) inflation and unfavorable global economic conditions could adversely affect our business.

Media Contact:
Jeff Fox, The Blueshirt Group
jeff@blueshirtgroup.com

Investor Contact:
Lori Barker, The Blueshirt Group
lori@blueshirtgroup.com

Source: Mobix Labs, Inc.

Mobix Labs, Inc.

Condensed Consolidated Balance Sheets

(unaudited, in thousands, except share and per share amounts)

	June 30,	September 30,
	2024	2023
ASSETS
Current assets
Cash	$205	$89
Accounts receivable, net	1,478	53
Inventory	1,906	319
Prepaid expenses and other current assets	481	369
Total current assets	4,070	830

Property and equipment, net	1,915	1,859
Intangible assets, net	18,570	5,287
Goodwill	15,206	5,217
Operating lease right-of-use assets	1,086	1,030
Deferred transaction costs	-	4,125
Other assets	430	400
Total assets	$41,277	$18,748

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$10,572	$8,995
Accrued expenses and other current liabilities	8,839	4,519
Deferred purchase consideration	2,466	-
Notes payable	723	1,286
Notes payable - related parties	2,495	3,793
Simple agreements for future equity	-	1,512
Operating lease liabilities, current	406	318
Total current liabilities	25,501	20,423

Earnout liability	2,960	-
PIPE make-whole liability	1,949	-
Deferred tax liability	361	86
Operating lease liabilities, noncurrent	1,139	1,280
Other noncurrent liabilities	831	-
Total liabilities	32,741	21,789

Redeemable convertible preferred stock	-	2,300

Stockholders’ deficit
Common stock, $0.00001 par value	-	-
Additional paid-in capital	101,456	78,421
Accumulated deficit	(92,920)	(83,762)
Total stockholders’ equity (deficit)	8,536	(5,341)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$41,277	$18,748

Mobix Labs, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(unaudited, in thousands, except share and per share amounts)

	Three months ended June 30,		Nine months ended June 30,
	2024	2023	2024	2023

Net revenue	$2,058	$80	$3,488	$791

Costs and expenses
Cost of revenue	1,327	285	2,608	1,188
Research and development	1,369	3,159	4,328	9,209
Selling, general and administrative	8,710	6,375	31,731	21,198
Loss from operations	(9,348)	(9,739)	(35,179)	(30,804)

Interest expense	127	309	1,232	1,186
Change in fair value of earnout liability	(661)	-	(30,599)	-
Change in fair value of PIPE make-whole liability	310	-	(122)	-
Change in fair value of private warrants	(68)	-	412	-
Change in fair value of SAFEs	-	(30)	10	528
Merger-related transaction costs expensed	-	-	4,009	-
Other non-operating losses, net	128	-	1,177	-
Loss before income taxes	(9,184)	(10,018)	(11,298)	(32,518)
Provision (benefit) for income taxes	(1,505)	(14)	(2,801)	18
Net loss and comprehensive loss	(7,679)	(10,004)	(8,497)	(32,536)
Deemed dividend	-	-	661	-
Net loss available to common stockholders	$(7,679)	$(10,004)	$(9,158)	$(32,536)

Net loss per common share:
Basic	$(0.25)	$(0.65)	$(0.35)	$(2.34)
Diluted	$(0.25)	$(0.65)	$(0.36)	$(2.34)
Weighted-average common shares outstanding:
Basic	30,552,063	15,335,373	26,350,138	13,907,357
Diluted	30,552,063	15,335,373	26,411,020	13,907,357

Mobix Labs, Inc.

Reconciliation of Non-GAAP Financial Measures

(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Computation of Adjusted Loss from Operations:
GAAP loss from operations	$(9,348)	$(9,739)	$(35,179)	$(30,804)
Depreciation	127	112	357	337
Amortization of aquisiton related intangible assets	481	210	1,117	631
Merger & acquisiton- related expenses	976	27	3,491	71
Inventory write-off	-	-	125	-
Stock-based compensation expense	3,622	4,752	17,768	14,387
Adjusted loss from operations	$(4,142)	$(4,638)	$(12,321)	$(15,378)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
GAAP gross profit:
GAAP net revenue	$2,058	$80	$3,488	$791
GAAP cost of revenue	1,327	285	2,608	1,188
GAAP gross profit	$731	$(205)	$880	$(397)
GAAP gross margin %	35.5%	-256.3%	25.2%	-50.2%

Computation of Adjusted Gross Profit:
GAAP gross profit	$731	$(205)	$880	$(397)
Amortization of acquisition-related intangible assets	72	68	208	204
Inventory write-off	-	-	125	-
Stock-based compensation expense	27	12	27	34
Adjusted Gross Profit	$830	$(125)	$1,240	$(159)
Adjusted Gross Margin %	40.3%	-156.3%	35.6%	-20.1%